UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, Perpetual Preferred Stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2022, Joseph B. Bower, Jr., President and Chief Executive Officer of CNB Financial Corporation (the “Corporation”), the parent company of CNB Bank (the “Bank”), notified the Corporation of his intention to retire from the Board of Directors of the Corporation and the Bank, effective December 31, 2022. Mr. Bower’s retirement is not due to any disagreement with the Corporation or the Bank. The Corporation previously announced that Mr. Bower will retire from his position as President and Chief Executive Officer of the Corporation effective December 31, 2022.

On November 8, 2022, the Board of Directors of the Corporation appointed Michael Peduzzi to the Board of Directors of the Corporation, effective January 1, 2023. Mr. Peduzzi was previously appointed to the Board of Directors of the Bank and will continue to serve on the Bank’s Board of Directors. Mr. Peduzzi currently serves as Vice President of the Corporation as well as President and Chief Executive Officer of the Bank and will succeed Mr. Bower as President and Chief Executive Officer of the Corporation upon his retirement.

There were no arrangements or understandings between Mr. Peduzzi and any other person pursuant to which he was selected as a director. Additionally, there has been no transaction nor are there any proposed transactions between the Corporation, the Bank and Mr. Peduzzi that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Peduzzi’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: November 9, 2022	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer